                                                   Exhibit 10.2

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                                  April 1, 2002

     Americana Publishing,  Inc., a Colorado corporation (the "Company") and the persons listed on Schedule 2 hereto (the "Investors") hereby agree as follows:

1. The  Debentures.  The  Company  has  authorized  the  issuance  and sale,  in
accordance  with  the  terms  hereof,   of  the  Company's  12%  Senior  Secured
Convertible  Debentures in the original  aggregate  principal amount of $200,000
(collectively,  the "Debentures" and individually a "Debenture"). Each Debenture will be substantially in the form set forth in Exhibit A hereto.

2. The Closing.  Subject to the  execution of this  Agreement by the Company and all  Investors,  the  Company  agrees to issue and sell to the  Investors,  and, subject  to and in  reliance  upon the  representations,  warranties,  terms and conditions contained herein, each Investor, severally and not jointly, agrees to purchase a Debenture in the principal  amount set forth opposite such Investor's name on Schedule 2 hereto under the heading "First Tranche  Purchase  Price" (it being agreed that the aggregate principal amount of the Debentures  purchased by the investors  shall be $100,000).  Such purchase and sale shall take place at a closing (the "Closing") to be held at 10 A.M. on April 1, 2002. Thereafter, upon the  Securities and Exchange  Commission's  declaration  of  effectiveness  (the
"Effective  Date")  of the  Company's  Registration  Statement  (as  hereinafter defined),  each  Investor,  severally  and not  jointly,  agrees to  purchase  a
Debenture in the principal  amount set forth  opposite such  Investor's  name on
Schedule 2 hereto under the heading  "Second  Tranche  Purchase Price" (it being agreed that the aggregate  principal  amount of the Debentures  purchased by the
Investors  shall be  $100,000).  Such  purchase  and sale  shall take place at a closing (the "Second  Closing") to be held at 10 A.M. on the first  business day after the Effective  Date.  The Closing and the Second  Closing shall be held at the offices of Bondy & Schloss, LLP, 60 East 42nd Street, New York, New York
(or such other place and time as shall be mutually  agreed upon).  The Investors have agreed to enter into an escrow  agreement  with an escrow agent,  to govern the receipt of monies and the issuance of  securities  at the Closing and Second
Closing, the conversion of the Debentures, and the exercise of Warrants (as that term is defined herein).

3.  Conversion.  A holder of any  Debenture  outstanding  may, at its option and discretion,  at any time and from time to time,  elect to convert some or all of the principal,  accrued and unpaid  interest and penalties due on such Debenture into shares of the Company's common stock, $.001 par value ("Common Stock") at a conversion price per share (the  "Conversion  Price") that shall be equal to 50%
of the lesser of the  average of the three  lowest  closing bid prices per share for the Common Stock, as reported on the  over-the-counter  electronic  bulletin board,  or such other  public  market that the  Company's  Common  Stock is then traded, during either: (i) the 30 trading days prior to the Closing; or (ii) the
30 trading days prior to the date of conversion.  The Conversion  Price shall be subject to adjustment for stock splits, stock dividends and the like.

4. Warrants.  In  consideration  of the purchase of the Debentures,  the Company covenants  and  agrees  to  issue  a  Class A  warrant  and a  Class  B  warrant
(collectively,  the "Warrants") to each Investor in the forms attached hereto as
Exhibit B and Exhibit C, respectfully.

5. Registration Rights. In consideration of the purchase of the Debentures,  the
Company  covenants and agrees to provide for the  registration  of the shares of
Common Stock issuable upon conversion of the Debentures and upon the exercise of the  Warrants,  plus any shares of Common  Stock  issued as a dividend  or other distribution  with  respect to, or in exchange for or in  replacement  of, or in connection  with such  securities,  and any other  shares of Common Stock of the
Company acquired by the Investors (collectively,  the "Registrable Securities"), pursuant to a  registration  rights  agreement  in the form  attached  hereto as
Exhibit D  (the  "Registration  Rights  Agreement").   The  Registration  Rights
Agreement shall,  among other things,  provide for the terms and conditions upon which the Company  shall file a  registration  statement on Form SB-2 or similar form (the "Registration Statement") covering the Registrable Securities with the
Securities and Exchange Commission (the "Commission").

6.  Representations  and Warranties of the Company.  The Company  represents and warrants to the Investors that,  except as set forth in the Disclosure  Schedule attached as Schedule 6 (which  Disclosure  Schedule makes explicit  reference to the particular  representation or warranty as to which exception is taken, which in each case shall constitute the sole  representation  and warranty as to which such exception shall apply):

(a) Organization, Qualifications and Corporate Power.

(i) The Company is a corporation duly incorporated, validly existing and in good standing  under  the  laws of the  State of  Colorado  and is duly  licensed  or qualified to transact business as a foreign  corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the  properties  owned or leased by it requires  such  licensing or qualification,  the failure of which would have a material adverse effect on the business,  operations,  properties or condition  (financial or otherwise) of the
Company.  The Company has the corporate  power and authority to own and hold its properties  and to carry on its business as now  conducted and as proposed to be conducted, to execute,  deliver and perform this Agreement,  and its obligations under the  Debentures,  the  Warrants,  and the  Registration  Rights  Agreement
(collectively,  the  "Transaction  Documents"),  to issue,  sell and deliver the
Debentures  and Warrants and to issue and deliver the Common Stock issuable upon conversion of the  Debenture and upon exercise of the Warrants (the  "Conversion
Shares").

(ii) Except as disclosed on Schedule  6(a)(ii),  the Company does not (A) own of record or beneficially,  directly or indirectly, (1) any shares of capital stock or securities  convertible into capital stock of any other  corporation,  or (2)
any  participating   interest  in  any  partnership,   joint  venture  or  other
non-corporate  business enterprise or (B) control,  directly or indirectly,  any other entity.

(b) Authorization of Agreements, Etc.

(i) The execution and delivery by the Company of the Transaction Documents,  the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the  Debentures  and  Warrants  and the issuance and delivery of the
Conversion  Shares have been duly authorized by all requisite  corporate  action and will not  violate  any  provision  of law,  any  order of any court or other agency of  government,  the  certificate  of  incorporation  of the Company,  as amended  (the  "Charter")  or the by-laws of the  Company,  (the  "By-Laws")  as amended,  or any provision of any  indenture,  agreement or other  instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture,  agreement or other  instrument,  or result in
the  creation  or  imposition  of  any  lien,  charge,  restriction,   claim  or
encumbrance of any nature whatsoever upon any of the properties or assets of the
Company.

(ii) The Debentures and Warrants have been duly  authorized  and, when issued in accordance  with  this  Agreement,  will  be  validly  issued,  fully  paid  and nonassessable with no personal liability  attaching to the ownership thereof and will  be  free  and  clear  of all  liens,  charges,  restrictions,  claims  and encumbrances  imposed by or through the Company. The Conversion Shares have been duly  reserved for  issuance  upon  conversion  of the  Debentures  and upon the exercise of the Warrants and, when so issued,  will be duly authorized,  validly issued,  fully paid and  nonassessable  shares of Common  Stock with no personal liability  attaching to the ownership  thereof and will be free and clear of all liens, charges, restrictions,  claims and encumbrances imposed by or through the
Company.  Neither the issuance,  sale or delivery of the Debentures and Warrants nor the  issuance  or  delivery  of the  Conversion  Shares  is  subject  to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

(c) Validity. This Agreement has been duly executed and delivered by the Company and  constitutes  the  legal,  valid  and  binding  obligation  of the  Company, enforceable in accordance with its terms. The other Transaction Documents,  when executed and delivered in accordance  with this  Agreement,  will constitute the legal, valid and binding  obligations of the Company,  enforceable in accordance with their respective terms.

(d) Authorized Capital Stock. A complete,  correct listing of the authorized and outstanding capital stock of the Company and all outstanding options,  warrants, convertible  securities or other rights to acquire  securities of the Company is attached hereto as Schedule 6(d); The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter,  and all such designations, powers, preferences, rights, qualifications,  limitations and restrictions  are valid,  binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached Schedule 6(d) (i) no person owns of  record  or is known to the  Company  to own  beneficially  any share of
Common Stock, (ii) no subscription,  warrant,  option,  convertible security, or other  right  (contingent  or other) to  purchase or  otherwise  acquire  equity securities of the Company is authorized  or  outstanding,  and (iii) there is no commitment by the Company to issue  shares,  subscriptions,  warrants,  options, convertible securities,  or other such rights or to distribute to holders of any of its equity  securities  any  evidence  of  indebtedness  or asset.  Except as provided for in the Charter or as set forth in the attached  Schedule  6(d), the
Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire  any of its  equity  securities  or any  interest  therein or to pay any dividend or make any other  distribution in respect thereof.  To the best of the
Company's  knowledge,  there are no voting trusts or  agreements,  stockholders'
agreements,  pledge agreements,  buy-sell  agreements,  rights of first refusal, preemptive  rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the
Company were issued in substantial  compliance  with all applicable  federal and state securities laws.

(e) Financial  Information.  Except as otherwise  disclosed in the Company's SEC
Documents (as hereinafter defined),  (i) there has been no change in the assets, liabilities  or  financial  condition  of the Company  except for changes in the ordinary  course of business  which in the  aggregate  have not been  materially adverse,  and  (ii)  none  of  the  business,  prospects,  financial  condition, operations,  property or affairs of the Company  disclosed in writing  either in the Company's SEC Documents or in the business plan or other materials  provided to the Investors has been  materially  adversely  affected by any  occurrence or development, individually or in the aggregate, whether or not insured against.

(f)  Subsequent  Events.  Except as otherwise  disclosed in the SEC Documents or herein,  the  Company  has not (i)  issued any  stock,  bond or other  corporate security,  (ii)  borrowed  any  amount  or  incurred  or become  subject  to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business,
(iii)  discharged or satisfied any lien or  encumbrance  or incurred or paid any obligation or liability  (absolute,  accrued or  contingent)  other than current liabilities  incurred in the ordinary course of business,  (iv) declared or made any payment or  distribution  to stockholders or purchased or redeemed any share of its capital stock or other security,  (v) mortgaged,  pledged,  encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current  real  property  taxes not yet due and payable,  (vi) sold,  assigned or transferred  any  of its  tangible  assets  except  in the  ordinary  course  of business,  or cancelled any debt or claim, (vii) sold, assigned,  transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial  value whether or not in the ordinary  course of business,  (ix) made any change in officer  compensation except in the ordinary course of business and consistent with past practice, (x)
made any material change in the manner of business or operations of the Company,
(xi) entered into any  transaction  except in the ordinary course of business or
as  otherwise   contemplated  hereby,  or  (xii)  entered  into  any  commitment
(contingent or otherwise) to do any of the foregoing.

(g) Litigation; Compliance with Law. Except as disclosed on Schedule 6(g), there is no (i) action,  suit, claim,  proceeding or investigation  pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in  equity,  or  before  or by any  federal,  state,  municipal  or other governmental department,  commission,  board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under  collective  bargaining  agreements  or  otherwise  or (iii)  governmental inquiry pending or, to the best of the Company's  knowledge,  threatened against or affecting the Company  (including  without  limitation  any inquiry as to the qualification of the Company to hold or receive any license or permit),  and, to the best of the Company's knowledge, there is no basis for any of the foregoing.
The Company has not  received  any opinion or  memorandum  or legal  advice from legal counsel to the effect that it is exposed, from a legal stand-point, to any liability  or  disadvantage  which may be material to its  business,  prospects, financial  condition,  operations,  property or  affairs.  The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the  Company  of any court or of any  federal,  state,  municipal  or other governmental department,  commission,  board, bureau, agency or instrumentality, domestic  or  foreign.  There  is no  action  or  suit by the  Company  pending, threatened  or  contemplated  against  others.  The Company has  complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted,  and the Company has been operating its business  pursuant to and in compliance with the terms of all such permits,  licenses and other  authorizations.  There is no existing  law,  rule, regulation  or order,  and the  Company  after due  inquiry  is not aware of any proposed law,  rule,  regulation or order,  whether  federal,  state,  county or local,  which  would  prohibit  or  restrict  the  Company  from,  or  otherwise materially  adversely  affect the Company  in,  conducting  its  business in any jurisdiction  in which it is now conducting  business or in which it proposes to conduct business.

(h)  Proprietary  Information  of Third  Parties.  To the best of the  Company's knowledge,  no third  party has  claimed  or has reason to claim that any person employed by or affiliated  with the Company has (a) violated or may be violating
any  of  the  terms  or  conditions  of  his  employment,   non-competition   or
non-disclosure  agreement  with  such  third  party,  (b)  disclosed  or  may be disclosing  or  utilized or may be  utilizing  any trade  secret or  proprietary information  or  documentation  of such third party or (c)  interfered or may be interfering in the employment  relationship  between such third party and any of its present or former employees.  No third party has requested  information from the Company which suggests that such a claim might be contemplated.  To the best of the Company's knowledge, no person employed by or affiliated with the Company has  employed  or  proposes  to employ any trade  secret or any  information  or documentation  proprietary  to any  former  employer,  and to  the  best  of the
Company's  knowledge,  no person  employed by or affiliated with the Company has violated any confidential  relationship  which such person may have had with any third party,  in connection  with the  development,  manufacture  or sale of any product  or  proposed  product  or the  development  or sale of any  service  or proposed service of the Company,  and the Company has no reason to believe there will  be any  such  employment  or  violation.  To  the  best  of the  Company's knowledge,  none of the execution or delivery of this Agreement, or the carrying on of the  business  of the  Company  as  officers,  employees  or agents by any officer,  director or key  employee of the  Company,  or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms,  conditions  or  provisions  of or  constitute a default under any contract, covenant or instrument under which any such person is obligated.

(i) Patents,  Trademarks,  Etc.  Set forth in Schedule  6(i) is a list and brief
description  of  all  domestic  and  foreign  patents,   patent  rights,  patent
applications,  trademarks,  trademark applications,  service marks, service mark applications,  trade names and copyrights,  and all  applications for such which are in the process of being prepared,  owned by or registered in the name of the
Company,  or of which the  Company is a  licensor  or  licensee  or in which the
Company  has any right,  and in each case a brief  description  of the nature of such  right.  To the  best  of the  Company's  knowledge,  the  Company  owns or possesses  adequate  licenses  or  other  rights  to  use  all  patents,  patent applications,  trademarks,  trademark applications,  service marks, service mark applications, trade names, copyrights,  manufacturing processes, formulae, trade secrets,  customer lists and know how  (collectively,  "Intellectual  Property")
necessary  or  desirable  to the  conduct of its  business as  conducted  and as proposed  to be  conducted,  and no  claim  is  pending  or,  to the best of the
Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any
Intellectual Property, and, to the best of the Company's knowledge,  there is no basis for any such claim  (whether  or not pending or  threatened).  No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or  unenforceable  by the  Company,  and, to the best  knowledge  of the
Company,  there is no basis  for any  such  claim  (whether  or not  pending  or threatened).  All prior art known to the  Company  which may be or may have been pertinent to the  examination of any United States patent or patent  application listed in Schedule 6(i) has been cited to the United States Patent and Trademark
Office.  To the  best of the  Company's  knowledge,  all  technical  information developed by and  belonging to the Company  which has not been patented has been kept  confidential.  The Company has not granted or assigned to any other person or entity any right to  manufacture,  assemble or sell the  products or proposed products or to provide the services or proposed services of the Company.

(j) Title to Properties.  The Company and its subsidiaries  have good, clear and
marketable  title  to  their  respective   properties  and  assets  (other  than
properties and assets disposed of in the ordinary  course of business),  and all such  properties and assets are free and clear of mortgages,  pledges,  security
interests,   liens,  charges,   claims,   restrictions  and  other  encumbrances
(including without limitation,  easements and licenses), except for liens for or current taxes not yet due and payable and minor  imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed  operations  of the Company  and its  subsidiaries,  including  without limitation,  the ability of the Company and its subsidiaries to secure financing using such  properties  and assets as  collateral.  To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other  land use  regulation  proceedings,  either  instituted  or  planned to be instituted,  which would adversely  affect the use or operation of the Company's and its subsidiaries'  properties and assets for their respective  intended uses and purposes,  or the value of such properties,  and neither the Company nor any subsidiary has received notice of any special assessment proceedings which would affect such properties and assets.

(k) Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee of any  property,  real or  personal,  is a valid and existing agreement, duly authorized and entered into, without any default of the
Company  thereunder  and, to the best of the  Company's  knowledge,  without any default  thereunder  of any other party  thereto.  No event has  occurred and is continuing  which,  with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the  best  of the  Company's  knowledge,  by any  other  party  thereto.  The
Company's possession of such property has not been disturbed and, to the best of the Company's  knowledge after due inquiry,  no claim has been asserted  against the Company adverse to its rights in such leasehold interests.

(l) SEC Documents;  Financial Statements.  Except as disclosed on Schedule 6(l), the Company has timely filed all reports,  schedules, forms statements and other documents  required  to be filed by it with the SEC  pursuant  to the  reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act")
(all of the foregoing  filed prior to the date hereof and all exhibits  included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC  Documents").  The Company has made  available to the Investors  true and complete  copies of the SEC  Documents,  except for such exhibits and incorporated  documents.  To the Company's  knowledge,  as of their respective  dates, the SEC Documents  complied in all material respects with the requirements  of the  1934  Act  and  the  rules  and  regulations  of  the  SEC promulgated  thereunder  applicable  to the SEC  Documents,  and none of the SEC
Documents,  at the time they  were  filed  with the SEC,  contained  any  untrue statement of a material  fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the  circumstances  under  which they were  made,  not  misleading.  None of the statements  made in any such SEC  Documents  is,  or has  been,  required  to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof).  As of their respective  dates,  the financial  statements of the Company included in the SEC
Documents  complied  as  to  form  in  all  material  respects  with  applicable accounting  requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with
United States generally accepted accounting  principles,  consistently  applied, during the periods  involved  (except (i) as may be otherwise  indicated in such financial  statements  or the notes  thereto,  or (ii) in the case of  unaudited interim  statements,  to the extent  they may not  include  footnotes  or may be condensed or summary statements) and fairly present in all material respects the consolidated  financial  position of the Company as of the dates thereof and the consolidated  results of their  operations  and cash flows for the periods  then ended (subject,  in the case of unaudited  statements,  to normal year-end audit adjustments).  Except as set forth in the  financial  statements  of the Company included in the SEC  Documents,  the Company has no  liabilities,  contingent or otherwise,  other  than (i)  liabilities  incurred  in the  ordinary  course  of business subsequent to December 31, 2001 and (ii) obligation under contracts and commitments  incurred in the ordinary  course of business and not required under generally  accepted  accounting  principles  to be reflected  in such  financial statements,  which,  individually  or in the aggregate,  are not material to the financial condition or operating results of the Company.

(m) Taxes.  The Company has filed all tax returns,  federal,  state,  county and local,  required  to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes,  assessments and governmental charges  which have become due or payable  whether  disputed  or not,  including without  limitation  all taxes which the Company is obligated  to withhold  from amounts owing to employees,  creditors and third  parties.  No tax return of the
Company  has ever been  audited  by the  Internal  Revenue  Service or any other
taxing  authority.   No  deficiency  assessment  with  respect  to  or  proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the best of the Company's knowledge,  threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state,  county  or local  taxing  authority,  outstanding  against  the  assets, properties  or  business  of the  Company.  Neither  the  Company nor any of its
present or former  stockholders  has ever filed an election  pursuant to Section
1362 of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  that the
Company be taxed as an S  corporation.  The Company's  net operating  losses for federal income tax purposes,  if any, are not subject to any limitations imposed by Section 382 of the Code and the full amount of such net operating  losses are available  to offset the taxable  income of the  Company for the current  fiscal year and, to the extent not so used,  succeeding  fiscal years.  Consummation of the  transactions  contemplated  by this  Agreement  or by any other  agreement, understanding or commitment  (contingent or otherwise) to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the
Company's  ability  to use such net  operating  losses  in full to  offset  such taxable income.

(n) Other  Agreements.  Except as set forth in the attached  Schedule  6(n), the
Company is not a party to or otherwise  bound by any written or oral  agreement, instrument,  commitment or restriction  which  individually  or in the aggregate could materially adversely affect the business, prospects,  financial condition, operations, property or affairs of the Company or any other written or oral:

(i) distributor, dealer, manufacturer's representative or sales agency agreement which is not  terminable  on less than ninety (90) days' notice  without cost or other liability to the Company  (except for agreements  which, in the aggregate, are not material to the business of the Company);

(ii)  sales  agreement  which  entitles  any  customer  to a rebate  or right of set-off,  to return any product to the Company  after  acceptance  thereof or to delay the acceptance  thereof,  or which varies in any material respect from the
Company's standard form agreements;

(iii)  agreement with any labor union (and, to the knowledge of the Company,  no organizational effort is being made with respect to any of its employees);

(iv) agreement with any supplier  containing any provision  permitting any party other than the Company to  renegotiate  the price or other terms,  or containing any pay-back or other similar provision, upon the occurrence of a failure by the
Company to meet its  obligations  under the agreement when due or the occurrence of any other event;

(v) agreement for the future purchase of fixed assets or for the future purchase
of  materials,   supplies  or  equipment  in  excess  of  its  normal  operating requirements;

(vi)  agreement  for the  employment  of any  officer,  employee or other person
(whether   of  a  legally   binding   nature  or  in  the  nature  of   informal
understandings)  on a full-time or consulting  basis which is not  terminable on notice without cost or other liability to the Company,  except normal  severance arrangements and accrued vacation pay;

(vii) bonus, pension, profit-sharing,  retirement,  hospitalization,  insurance, stock purchase,  stock option or other plan, agreement or understanding pursuant to which  benefits are provided to any employee of the Company (other than group insurance  plans which are not  self-insured  and are  applicable  to  employees generally);

(viii)  agreement  relating to the  borrowing of money or to the  mortgaging  or pledging of, or otherwise  placing a lien or security  interest on, any asset of the Company;

(ix) guaranty of any obligation for borrowed money or otherwise;

(x)  voting  trust or  agreement,  stockholders'  agreement,  pledge  agreement, buy-sell  agreement or first refusal or pre-emptive rights agreement relating to any securities of the Company;

(xi) agreement,  or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

(xii)  agreement or  obligation  (contingent  or  otherwise)  to issue,  sell or otherwise  distribute or to repurchase or otherwise  acquire or retire any share of its capital stock or any of its other equity securities;

(xiii)  assignment,  license  or other  agreement  with  respect  to any form of intangible property;

(xiv) agreement under which it has granted any person any  registration  rights, other than as contemplated herein;

(xv)  agreement  under which it has limited or  restricted  its right to compete with any person in any respect;

(xvi)  other  agreement  or  group of  related  agreements  with the same  party involving more than $25,000 or continuing  over a period of more than six months from the date or dates thereof (including  renewals or extensions  optional with another party),  which agreement or group of agreements is not terminable by the
Company  without  penalty upon notice of thirty (30) days or less, but excluding any  agreement  or group of  agreements  with a customer  of the Company for the sale, lease or rental of the Company's products or services if such agreement or group of  agreements  was entered into by the Company in the ordinary  course of business; or

(xvii) other agreement,  instrument,  commitment, plan or arrangement, a copy of which  would be  required  to be filed  with the  Commission  as an exhibit to a registration  statement  on Form  SB-2 (or  similar  form) if the  Company  were registering  securities  under  the  Securities  Act of 1933,  as  amended  (the
"Securities Act").

The Company, and to the best of the Company's knowledge after due inquiry,  each other party thereto have in all material respects  performed all the obligations required  to be  performed  by them to date (or each  non-performing  party  has received a valid, enforceable and irrevocable written waiver with respect to its non-performance),  have  received  no notice of  default  and are not in default
(with due  notice or lapse of time or both)  under  any  agreement,  instrument, commitment,  plan or  arrangement to which the Company is a party or by which it or its property may be bound. The Company has no expectation or intention of not fully  performing all its  obligations  under each such  agreement,  instrument, commitment, plan or arrangement,  and the Company has no knowledge of any breach or  anticipated  breach  by  the  other  party  to  any  agreement,  instrument, commitment,  plan or arrangement to which the Company is a party. The Company is in full  compliance  with all of the terms and  provisions  of its  Charter  and
By-Laws, as amended.

(o) Loans and Advances. Except for the Debentures, the Company does not have any outstanding  loans or  advances to any person and is not  obligated  to make any such loans or advances,  except,  in each case, for advances to employees of the
Company in respect of reimbursable  business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

(p) Assumptions,  Guaranties, Etc. of Indebtedness of Other Persons. The Company
has  not  assumed,   guaranteed,   endorsed  or  otherwise  become  directly  or
contingently liable on any indebtedness of any other person (including,  without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide  funds for payment,  to supply  funds to or  otherwise  invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by  endorsement  of  negotiable  instruments  for deposit or  collection  in the ordinary course of business.

(q)  Significant  Customers  and  Suppliers.  No customer or supplier  which was significant to the Company has terminated,  materially  reduced or threatened to terminate or materially  reduce its  purchases  from or provision of products or services to the Company, as the case may be.

(r) Governmental  Approvals.  Subject to the accuracy of the representations and warranties of the Investors set forth herein, no registration or filing with, or consent  or  approval  of or  other  action  by,  any  federal,  state  or other governmental  agency or  instrumentality  is or will be necessary  for the valid execution, delivery and performance by the Company of the Transaction Documents, the issuance, sale and delivery of the Debentures and Warrants or the Conversion
Shares,  other than (i) filings  pursuant to state securities laws (all of which filings have been made by the Company, other than those which are required to be made  after  the  Closing  and  which  will be duly  made on a timely  basis) in connection with the sale of the Debentures and Warrants and (ii) with respect to
the  registration  of  the  Registrable   Securities  covered  hereby  with  the
Commission and filings pursuant to state securities laws.

(s)  Disclosure.  Neither  this  Agreement,  nor any Schedule or Exhibit to this
Agreement,  nor the SEC  Documents,  contains an untrue  statement of a material fact or omits a material fact necessary to make the statements  contained herein or therein not misleading.  None of the statements,  documents,  certificates or other items prepared or supplied by the Company with respect to the transactions contemplated  hereby contains an untrue  statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.
There is no fact which the Company has not  disclosed to the Investors and their counsel  in  writing  and of which the  Company is aware  which  materially  and adversely  affects  or could  materially  and  adversely  affect  the  business, prospects, financial condition,  operations,  property or affairs of the Company or any of its  subsidiaries  disclosed in writing  either in the  Company's  SEC
Documents or in the business plan or other materials provided to Investors.  The financial  projections and other  estimates  contained in the SEC Documents were prepared by the Company based on the Company's experience in the industry and on assumptions  of fact and opinion as to future  events which the Company,  at the date of the issuance of the SEC Documents,  believed to be reasonable, but which the Company  cannot and does not assure or guarantee  the  attainment  of in any manner. As of the date hereof no facts have come to the attention of the Company which  would,  in its  opinion,  require  the  Company to revise or amplify  the assumptions  underlying such  projections and other estimates or the conclusions derived there from.

(t) Offering of the Debentures and Warrants.  Neither the Company nor any person authorized or employed by the Company as agent,  broker,  dealer or otherwise in connection  with the  offering  or sale of the  Debentures  and  Warrants or any security of the Company  similar to the  Debentures and Warrants has offered the
Debentures  and Warrants or any such similar  security for sale to, or solicited any offer to buy the Debentures and Warrants or any such similar  security from, or otherwise  approached or negotiated  with respect thereto with, any person or persons,  and neither the Company nor any person  acting on its behalf has taken or will  take any  other  action  (including,  without  limitation,  any  offer, issuance or sale of any security of the Company under  circumstances which might require the  integration of such security with the Debentures and Warrants under the Securities Act or the rules and  regulations of the Commission  thereunder), in either case so as to subject the offering, issuance or sale of the Debentures and Warrants to the registration provisions of the Securities Act.

(u) Brokers.  Except as disclosed on Schedule 6(u), the Company has no contract, arrangement  or  understanding  with any  broker,  finder or similar  agent with respect to the transactions contemplated by this Agreement.

(v) Officers.  Set forth in Schedule 6(v) is a list of the names of the officers of the  Company,  together  with the  title or job  classification  of each such person and the total  compensation  paid to each such  person by the  Company in
2001. None of such persons has an employment agreement or understanding, whether oral or written,  with the  Company,  which is not  terminable  on notice by the
Company without cost or other liability to the Company.

(w) Transactions With Affiliates. No director,  officer, employee or stockholder of the Company,  or member of the family of any such person, or any corporation, partnership,  trust or other entity in which any such  person,  or any member of the family of any such  person,  has a  substantial  interest  or is an officer, director,  trustee, partner or holder of more than 5% of the outstanding capital stock thereof,  is a party to any  transaction  with the Company,  including any contract,  agreement  or other  arrangement  providing  for the  employment  of, furnishing of services by, rental of real or personal property from or otherwise requiring  payments  to any such person or firm,  other than  employment-at-will arrangements in the ordinary course of business.

(x) Employees. No officer or key employee of the Company has advised the Company
(orally or in writing) that he intends to terminate employment with the Company.
The Company has  complied in all  material  respects  with all  applicable  laws relating to the  employment of labor,  including  provisions  relating to wages, hours,  equal  opportunity,  collective  bargaining  and the  payment  of Social
Security and other taxes.

(y) Benefit Plans.

(i)  The  Company  does  not  currently,  nor at any  time in the  past  did it, maintain, administer or contribute to any Employee Plan (as hereinafter defined)
that covers any employee of the Company.

(ii)  Schedule  6(y)(ii)  includes  a list of each  benefit  arrangement  of the
Company,  copies or  descriptions  of all of which have been made  available  or furnished previously to the Investor.

(iii) Each Benefit Plan has been  maintained in substantial  compliance with its terms and with the  requirements  prescribed  by any and all  statutes,  orders, rules and regulations which are applicable to such Benefit Plan.

(iv) There is no contract,  agreement, plan or arrangement covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be  deductible  pursuant to the terms of Section 280G of the Code.

(v) No employee of the Company  will become  entitled to any bonus,  retirement, severance  or similar  benefit  or  enhanced  benefit  solely as a result of the transactions contemplated hereby.

(vi) "Benefit  Arrangement"  means each  employment,  severance or other similar contract,  arrangement or policy  (written or oral) and each plan or arrangement
(written  or  oral)  providing  for  severance   benefits,   insurance  coverage
(including any self-insured  arrangements),  workers'  compensation,  disability benefits,  supplemental  unemployment  benefits,  vacation benefits,  retirement benefits or for deferred compensation,  profit-sharing,  bonuses, stock options,
stock  appreciation   rights  or  other  forms  of  incentive   compensation  or
post-retirement insurance, compensation or benefits which (i) is not an Employee
Plan and (ii) covers any employee or former employee of the Company.

(vii)  "Employee  Plan"  means  each  "employee  benefit  plan," as such term is defined in Section  3(3) of ERISA,  that (A)(i) is subject to any  provision  of
ERISA and (ii) is  maintained  or  contributed  to by the Company,  or (B)(i) is subject  to any  provision  of  Title  IV of ERISA  and  (ii) is  maintained  or contributed to by any of the Company's ERISA Affiliates.

(z) Foreign  Corrupt  Practices  Act. The Company has not taken any action which would cause it to be in violation of the Foreign Corrupt  Practices Act of 1977, as  amended,  or any  rules  and  regulations  thereunder.  To the  best  of the
Company's  knowledge  after due  inquiry,  there is not now, and there has never been, any  employment by the Company of, or beneficial  ownership in the Company by, any governmental or political official in any country in the world.

(aa) Federal Reserve Regulations.  The Company is not engaged in the business of extending  credit for the purpose of  purchasing or carrying  margin  securities
(within the meaning of  Regulation  G of the Board of  Governors  of the Federal
Reserve System), and no part of the proceeds of the Registrable  Securities will be used to purchase or carry any margin  security or to extend  credit to others for the purpose of  purchasing  or carrying any margin  security or in any other manner which would involve a violation of any of the regulations of the Board of
Governors of the Federal Reserve System.

(bb) Legends. The Investor understands that the Debentures and the Warrants and, until such time as the Registrable Securities  (collectively,  the "Securities")
have  been   registered   under  the  Securities  Act  as  contemplated  by  the
Registration  Rights  Agreement or otherwise may be sold pursuant to Rule 144 or
Regulation  S (if  applicable)  without  any  restriction  as to the  number  of securities  as of a  particular  date  that can then be  immediately  sold,  the
Securities  may bear a restrictive  legend in  substantially  the following form
(and a stop-transfer  order may be placed against  transfer of the  certificates for such Securities):

     The securities  represented by this  certificate  have not been  registered under the Securities  Act of 1933, as amended.  The securities may be sold, transferred  or  assigned  in  the  absence  of an  effective  registration statement for the securities  under said Act, or an opinion of counsel,  in form,  substance and scope  customary for opinions of counsel in comparable transactions,  that  registration is not  requiredunder  said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.

     The legend set forth above  shall be removed and the Company  shall issue a certificate without such legend to the holder of any Securities upon which it is stamped,  if, unless otherwise required by applicable state securities laws, (a)
such  Securities  are  registered  for  sale  under  an  effective  registration statement  filed under the  Securities  Act or otherwise may be sold pursuant to
Rule 144 or Regulation S without any  restriction as to the number of securities as of a particular  date that can then be  immediately  sold, or (b) such holder provides the Company with an opinion of counsel,  in form,  substance  and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such  Securities  may be made without  registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder  provides  the Company  with reasonable  assurances  that such Securities can be sold pursuant to Rule 144 or
Regulation  S.  The  Investors  agree to sell all  Securities,  including  those represented  by a  certificate(s)  from which the legend  has been  removed,  in compliance with applicable prospectus delivery requirements, if any.

(cc) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person  acting on its or their behalf,  has directly or indirectly  made any offers or sales in any  security or solicited  any offers to buy any  securities under circumstances that would require  registration under the Securities Act of the issuance of the Securities to the Investors.  The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities  (past,  current or future) for purpose of any  stockholder  approval provisions applicable to the Company or its securities.

(dd) Solvency. The Company (after giving effect to the transactions contemplated by this  Agreement)  is solvent  (i.e.,  its assets have a fair market  value in excess of the amount  required to pay its probable  liabilities  on its existing debts as they become  absolute  and matured)  and  currently  the Company has no information  that would lead it to  reasonably  conclude  that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the  ability  to,  nor does it intend to take any action  that would  impair its ability to, pay its debts from time to time incurred in connection  therewith as such debts  mature.  The Company did not  receive a qualified  opinion  from its auditors  with  respect to its most  recent  fiscal year end and,  after  giving effect to the transactions  contemplated by this Agreement,  does not anticipate or know of any basis upon which its auditors might issue a qualified  opinion in respect of its current fiscal year.

(ee) Investment  Company.  The Company is not, and upon the issuance and sale of the  Securities as  contemplated  by this  Agreement  will not be an "investment company"  required to be registered under the Investment  Company Act of 1940 as amended  (an  "Investment  Company").  The  Company  is  not  controlled  by  an
Investment Company.

7. Covenants of the Company.

(a) Reservation of Shares. The Company agrees to use its best efforts to reserve an adequate  number of Conversion  Shares for  conversion of the  Debentures and exercise of the Warrants, free of any preemptive rights of any present or future stockholders  of the  Company,  whether  or not such  securities  are  currently authorized.

(b)  Additional  Indebtedness.  The Company  agrees not to incur any  additional indebtedness in excess of $25,000, individually or in the aggregate, without the written consent of the Investors unless such indebtedness is used solely for the purpose of  satisfying  the  outstanding  principal,  accumulated  interest  and penalties due on the Debentures.

(c) Form D; Blue Sky Laws.  The Company  agrees to file a Form D with respect to the Securities as required  under  Regulation D and to provide a copy thereof to the Investors  promptly after such filing.  The Company shall,  on or before the
Closing, take such action as the Company shall reasonably determine is necessary to qualify the  Securities  for sale to the Investor at the  applicable  closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall  provide  evidence of any such  action so taken to the  Investor on or prior to the Closing.

(d) Reporting  Status;  Eligibility  to Use Form S-2, S-3, SB-2 or Form S-1. The
Company's  Common Stock is  registered  under Section 12(g) of the 1934 Act. The
Company  represents and warrants that it meets the  requirements  for the use of
Form  SB-2 (or if  Company  is not  eligible  for the use of Form SB-2 as of the
Filing Date (as defined in the Registration  Rights Agreement),  the Company may
use the  form of  registration  for  which  it is  eligible  at that  time)  for registration  of the sale by the  Investors of the  Registrable  Securities  (as defined  in the  Registration  Rights  Agreement).  So  long  as  the  Investors beneficially  own any of the  Securities,  the  Company  shall  timely  file all reports  required to be filed with the Commission  pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations  thereunder would permit such  termination.  The Company further agrees  hereinafter to file all reports  required to be filed by the Company with the Commission in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.  The Company  shall issue a press  release  describing  the material  terms of the  transaction  contemplated  hereby as soon as practicable following the Closing, but in no event more than two (2) business days after the
Closing,  which press release shall be subject to prior review by the Investors.
The Company  agrees that such press  release shall not disclose the names of the
Investors  unless  expressly  consented to in writing by the Investors or unless required by applicable  law or  regulation,  and then only to the extent of such requirement. For the purposes of this section, a report shall be deemed "timely"
filed if it is filed on the date  due,  or within  any  additional  time  period provided for in Rule 12b-25 of the rules and regulations  promulgated  under the
Securities Exchange Act of 1934, as amended.

(e) Use of Proceeds.  The Company  shall use the  proceeds  from the sale of the
Debentures  and the  Warrants  for working  capital  and shall not,  directly or indirectly,  use  such  proceeds  for any  loan to or  investment  in any  other corporation, partnership, enterprise or other person.

(f) Future  Offerings.  Subject to the exceptions  described  below, the Company will not conduct any equity financing  (including debt with an equity component)
(individually a "Future Offering" and, collectively, "Future Offerings") for six months after the date of Closing, and thereafter during the period beginning six months  after the date of the Closing and ending on the earlier of (y) the first date that none of the Debentures are outstanding; or (z) two (2) years after the
Effective Date, unless it shall have first delivered to Investors,  at least ten
(10)  business  days  prior to the  closing of such a Future  Offering,  written notice  describing  the  proposed  Future  Offering,  including  the  terms  and conditions  thereof (the "Term  Sheet"),  and  providing the Investors an option during the five (5) business day period following  delivery of the Term Sheet to purchase the securities  being offered in the Future  Offering on the same terms as  contemplated by such Future  Offering,  following which initial five (5) day period, the Investors' option shall expire (the limitations  referred to in this sentence and the preceding sentence are collectively referred to as the "Capital
Raising  Limitations").  Following  delivery of notice by the  Investors  to the
Company that  Investors  wish to exercise its option to purchase the  securities being  offered in the Future  Offering,  the Company  shall  provide  definitive documentation  (the  "Offering  Documents")  to the  Investors and the Investors
shall be provided five (5) days from  delivery of the Offering  Documents to the
Investors  to execute  the  documents  and close such Future  Offering  with the
Company.  Following  this second five (5)  business day period,  the  Investor's option to  purchase  the Future  Offering  shall  expire.  The  second  five (5)
business  day  period  shall  apply to  successive  amendments  to the terms and conditions of any proposed  Future  Offering.  The Capital  Raising  Limitations
shall not apply to any  transaction  involving  (i) issuances of securities in a firm commitment  underwritten  public offering  yielding gross proceeds  greater than $10,000,000 (excluding a continuous offering pursuant to Rule 415 under the
Securities  Act),  (ii) issuances of securities as  consideration  for a merger, consolidation  or  purchase  of  assets,  or in  connection  with any  strategic partnership  or joint  venture  (the  primary  purpose  of which is not to raise equity  capital),  or in connection  with the  disposition  or  acquisition of a business,  product or license by the Company, or (iii) the issuance of shares to consultants  (other than if  registered  or to be registered on Form S-8) in the reasonable judgment of the Company's management pursuant to bona fide consulting arrangements with the Company.  Except as provided on Schedule 7(f), the Capital
Raising  Limitations  also shall not apply to the  issuance of  securities  upon exercise or conversion of the Company's  options,  warrants or other convertible securities  outstanding  as of the date  hereof  or to the  grant of  additional options or warrants, or the issuance of additional securities, under any Company stock  option or  restricted  stock plan  approved  by the  stockholders  of the
Company. In the event that the Company completes a Future Offering on terms more favorable to another  investor than the  transaction  contemplated  hereby,  the terms of the  Debentures  and the Warrants  will be amended to reflect such more favorable terms.

(g) Listing.  The Company shall promptly  secure the listing of the  Registrable
Securities upon each national securities exchange or automated quotation system, if any, upon which shares of the Company's Common Stock are then listed (subject to official  notice of issuance)  and, so long as the  Investors  own any of the
Registrable  Securities,  shall maintain,  so long as any other shares of Common
Stock shall be so listed,  such listing of all Registrable  Securities from time to time issuable upon  conversion of the Debentures or exercise of the Warrants.
The Company will obtain and, so long as any Investor owns any of the Registrable
Securities,  maintain  the listing and trading of its Common Stock on the OTCBB, the Nasdaq  National  Market  ("Nasdaq"),  the Nasdaq  SmallCap  Market ("Nasdaq
Smallcap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange
("AMEX") and will comply in all respects  with the Company's  reporting,  filing and other obligations  under the bylaws or rules of the National  Association of
Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly  provide to the  Investors  copies of any notices it receives  from the
OTCBB and any other exchanges or quotation  systems on which the Common Stock is then listed regarding the continued  eligibility of the Common Stock for listing on such exchanges and quotation systems.

(h)  Corporation  Existence.  So  long  as the  Investors  beneficially  own any
Debentures,  Warrants or Registrable Securities,  the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets,  except  in the  event of a merger  or  consolidation  or sale of all or substantially  all of the  Company's  assets,  where the  surviving or successor entity in such transaction (i) assumes the Company's  obligations  hereunder and under the agreements  and  instruments  entered into in connection  herewith and
(ii) is a publicly traded  corporation  whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

(i) Transfer Instructions.  The Company shall issue irrevocable  instructions to its  transfer  agent  to  issue  certificates,  registered  in the  name  of the
Investors  or its nominee,  for the  Registrable  Securities  in such amounts as specified  from time to time by the Investors to the Company upon  conversion of the Debentures or exercise of the Warrants in accordance  with the terms thereof
(the "Irrevocable  Transfer Agent  Instructions").  Prior to registration of the
Registrable  Securities  under  the  Securities  Act or the  date on  which  the
Registrable  Securities may be sold pursuant to Rule 144 or Regulation S without any  restriction as to the number of  Registrable  Securities as of a particular date that can then be  immediately  sold, all such  certificates  shall bear the restrictive  legend  specified in Section 6(bb) of this  Agreement.  The Company
warrants  that  no  instruction  other  than  the  Irrevocable   Transfer  Agent
Instructions  referred to in this Section 7, will be given by the Company to its transfer agent and that the  Registrable  Securities  shall  otherwise be freely transferable  on the books  and  records  of the  Company  as and to the  extent provided in this Agreement and the  Registration  Rights  Agreement.  Nothing in
this Section shall affect in any way the  Investors'  obligations  and agreement set forth in Section 7 hereof to comply with all applicable  prospectus delivery requirements,  if  any,  upon  re-sale  of the  Registrable  Securities.  If the
Investors  provide the Company with (i) an opinion of counsel in form  substance and scope customary for opinions in comparable transactions,  to the effect that a public sale or transfer of such  Registrable  Securities  may be made  without registration under the Securities Act and such sale or transfer is effected,  or
(ii) the Investors provide reasonable assurances that the Registrable Securities can be sold  pursuant to Rule 144 or  Regulation S, the Company shall permit the transfer  and  promptly  instruct  its  transfer  agent  to  issue  one or  more
certificates,   free  from  restrictive   legend,  in  such  name  and  in  such
denominations  as specified by the Investors.  The Company  acknowledges  that a breach by it of its  obligations  hereunder will cause  irreparable  harm to the
Investors, by vitiating the intent and purpose of the transactions  contemplated hereby.  Accordingly,  the  Company  acknowledges  that the  remedy at law for a breach of its obligations  under this Section 7 may be inadequate and agrees, in the event of a breach or threatened  breach by the Company of the  provisions of this  Section,  that the Investors  shall be entitled,  in addition to all other available  remedies,  to an  injunction  restraining  any breach  and  requiring immediate  transfer,  without the necessity of showing economic loss and without any bond or other security being required.

     The  Irrevocable  Transfer  Agent  Instructions,   in  form  and  substance
satisfactory to the Investors,  shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

8.  Character of the Warrants.  The Company and the  Investors,  having  adverse interests and as a result of arm's length bargaining, agree that (i) none of the
Investors nor any of their  affiliates  has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the
Debentures and Warrants; and (ii) the Warrants, when issued, shall not be issued as compensation.

9. Representations and Warranties of the Investors. Each of the Investors hereby severally represents and warrants to the Company that:

(a) The Investors have full power and authority and have each taken all required action  necessary  to permit  them to execute  and  deliver and to carry out the terms of this Agreement and all other documents or instruments required hereby.

(b) Each of the  Investor's  present  intention is to acquire its Securities for the  purpose  of  investment  and not with a view to  distribution.  Each of the
Investors agrees that it will not sell or transfer any of its Securities without registration  under  applicable  federal  and  state  securities  laws,  or  the availability  of exemptions  therefrom.  Each of the  Investors  agrees that the documents  evidencing the Securities will each bear a restrictive legend stating
that  the  Securities   represented  thereby  have  not  been  registered  under
applicable  federal and state  securities  laws and referring to restrictions on their transferability and sale.

(c)  Each  of  the  Investors  acknowledges  that  it  currently  has,  and  had immediately  prior to its  receipt of the offer of sale from the  Company,  such knowledge and experience in financial and business matters that it is capable of evaluating  the merits and risks of this  investment.  During the course of this transaction  and prior to the sale to the  Investors of the  Debentures  and the
Warrants hereunder, the Investors acknowledge that they each had the opportunity to ask  questions  of, and  receive  answers  from,  management  of the  Company concerning  the terms  and  conditions  of this  investment  and to  obtain  any additional  information  of the same  kind  that is  specified  in  Rule 502  of
Regulation D of the Securities Act of 1933, as amended,  or that is necessary to verify the accuracy of the other information obtained. The Investors acknowledge that they each have received such  information  as they deem necessary to enable them to make their investment decision.

(d) The Investor  acknowledges  that the Investor,  or the Investor's  attorney, accountant, or adviser(s),  has/have had a reasonable opportunity to inspect all documents and records pertaining to this investment.

(e) The security  interest  granted to Investors in connection with the issuance of the Debentures will be a first priority  security interest in and lien on the
Collateral (as defined in the Debentures).

(f) The Investor  understands  that the offering and sale of the  Debentures and
Warrants is intended to be exempt from registration  under the Securities Act by virtue of Section 4(2) thereof and the  provisions  of  Regulation D promulgated thereunder.

(g) The Investor and/or the Investor's  adviser(s)  has/have had the opportunity to review the SEC Documents,  the Transaction  Documents and all other documents furnished to Investor in connection  with this  transaction  (collectively,  the
"Offering Documents").

(h) In making a  decision  to invest in the  Securities,  the  Investor  has not relied on any  information  other than  information  contained  in the  Offering
Documents.

(i) The  Investor  is not  subscribing  for the  Securities  as a  result  of or
subsequent  to  any  advertisement,   article,  notice  or  other  communication
published  in any  newspaper,  magazine,  or  similar  media or  broadcast  over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company.

(j) If the  Investor is a natural  person,  the  Investor has reached the age of majority in the  jurisdiction  in which the Investor  resides;  the Investor has adequate  means of providing  for the  Investor's  current  financial  needs and contingencies,  is able to bear the substantial  economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment,  and, at the present time, could afford a complete loss of such investment.

(k) The  Investor is not relying on the Company or any agent of the Company with respect to any legal,  tax or economic  advice  related to an  investment in the
Securities.

(l)  The  Investor   recognizes  that  investment  in  the  Securities  involves substantial  risks,  including  the risk of loss of the  entire  amount  of such investment,  and has taken full  cognizance of and  understands all of the risks related to the purchase of the Securities.

(m) The  Investor's  overall  commitment  to  investments  which are not readily marketable is reasonable in relation to the Investor's net worth.

(n) The  Investor is an  "accredited  investor"  as that term is defined in Rule
501(a) of Regulation D under the Securities Act.

(o) The Investor  understands  that the Securities are being offered and sold in reliance on a  transactional  exemption from the  registration  requirements  of
Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations,  warranties,  agreements,  acknowledgements and  understandings  of the  Investor  set forth in this  Agreement  in order to determine  the  applicability  of such  exemptions  and the  suitability  of the
Investor to acquire the Securities.

(p) The Investor  hereby agrees to provide such  information  and to execute and deliver  such  documents  as the Company may deem  reasonably  appropriate  with regard to the  Investor's  suitability  or  otherwise  in  connection  with this
Agreement.

(q) The  execution,  delivery and  performance of this Agreement by the Investor
(i) will not  constitute  a default  under or  conflict  with any  agreement  or instrument  to which the  Investor  is a party or by which it or its  assets are bound;  (ii) will not  conflict  with or violate  any order,  judgment,  decree, statute, ordinance or regulation applicable to the Investor (including,  without limitation, any applicable laws relating to permissible legal investments);  and
(iii) does not  require  the  consent of any person or entity,  other than those that will have been obtained prior to the Closing or Second Closing, as the case may be. This Agreement has been duly  authorized,  executed and delivered by the
Investor  and  constitutes  the  valid and  binding  agreement  of the  Investor enforceable against it in accordance with its terms.

(r) The Investor has not  retained,  or otherwise  entered into any agreement or understanding  with, any broker or finder in connection with the purchase of the
Securities by the Investor, and the Company will not incur any liability for any fee,  commission  or  other  compensation  on  account  of any  such  retention, agreement or understanding by the Investor.

(s) The Investor understands, acknowledges and agrees that:

(i) In making an investment decision,  the Investor has relied on the Investor's own  examination  of the Company and the  disclosure in the Offering  Documents,
including  the  merits  and  risks  involved.   The  Securities  have  not  been
recommended  by  any  federal  or  state  securities  commission  or  regulatory authority.  Furthermore,  the  foregoing  authorities  have  not  confirmed  the accuracy or determined the adequacy of the Offering Documents or this Agreement.

(ii) The Investor,  if executing this Agreement in a representative or fiduciary capacity,  has all  requisite  power and  authority  to execute and deliver this
Agreement in such capacity and on behalf of the  subscribing  individual,  ward, partnership,  trust, estate,  corporation, or other entity for whom the Investor is executing this Agreement,  and such  individual,  ward,  partnership,  trust, estate,  corporation,  or other entity has all requisite  power and authority to enter into this Agreement and make an investment in the Securities.

10.  Conditions To The  Obligations  Of The  Investors.  The  obligation of each
Investor to purchase and pay for the Debentures and Warrants being  purchased by it at the Closing or the Second Closing,  as the case may be, is, at its option, subject to the  satisfaction,  on or before such closing  date, of the following conditions:

(a) Opinion of Company's Counsel. The Investors shall have received from counsel for the Company, an opinion dated the date of the Closing or the Second Closing, as the case may be, in form and scope  satisfactory  to the  Investors and their counsel, to the effect that:

(i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its  jurisdiction  of  incorporation.  The Company is duly licensed or qualified to transact business as a foreign  corporation and is in good  standing in New Mexico and  Tennessee.  The  Company has the  corporate power and authority to own and hold its  properties and to carry on its business as  currently  conducted  and as proposed to be  conducted.  The Company has the corporate  power and  authority  to  execute,  deliver  and  perform  all of the
Transaction  Documents,  to issue,  sell and deliver the Debentures and Warrants and, upon conversion thereof, to issue and deliver the Conversion Shares.

(ii) All of the Transaction  Documents have been duly  authorized,  executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company,  enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization,  insolvency, moratorium and similar  laws  affecting  the rights of creditors  generally),  except that such counsel need not express any opinion as to the validity or enforceability of the indemnification provisions of the Registration Rights Agreement.

(iii) The  execution and delivery by the Company of the  Transaction  Documents, the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the  Debentures and the Warrants and, upon  conversion  thereof, the  issuance  and  delivery  of the  Conversion  Shares,  will not  violate any provision  of law,  the Charter or  by-laws,  as amended,  of the  Company,  any indenture,  agreement or other instrument listed as an exhibit to the opinion of
Company's  counsel or conflict with,  result in a breach of or constitute  (with due  notice  or lapse  of time or  both) a  default  under  any such  indenture, agreement or other  instrument,  or result in the creation or  imposition of any lien,  charge,  restriction,  claim or encumbrance of any nature whatsoever upon any of the  properties  or assets of the  Company.  In rendering  the  foregoing opinion,  such  counsel  may assume  full  disclosure  to the  Investors  of all material  facts  and,  with  respect  to  performance  by  the  Company  of  its obligations under the Registration  Rights  Agreement,  may assume compliance by the Company at such time with the  registration  requirements  of the Securities
Act and with applicable state securities laws and may disclaim any opinion as to the  validity  or  enforceability  of  the  indemnification  provisions  of  the
Registration Rights Agreement.

(iv) The authorized  capital stock of the Company consists of 20,000,000  shares of preferred  stock, no par value,  and 100,000,000  shares of common stock, par value $.001. Immediately prior to the Closing, 18,857,675 shares of Common Stock will be validly issued,  fully paid and nonassessable with no personal liability attaching to the ownership  thereof and no (-0-) shares of preferred  stock will have been issued.  Immediately prior to the Closing,  the stockholders of record
and  holders  of  record  of  subscriptions,   warrants,  options,   convertible
securities,  and other  rights  (contingent  or other) to purchase or  otherwise acquire  equity  securities  of the Company,  and the number of shares of Common
Stock  and the  number of such  subscriptions,  warrants,  options,  convertible securities, and other such rights held by each, will be as set forth in Schedule
6(d). The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class or series of authorized  capital stock of the  Company  are as set  forth in the  Charter,  and all such  designations, powers, preferences,  rights,  qualifications,  limitations and restrictions are valid,  binding and  enforceable  and in  accordance  with all  applicable  laws
(subject,  as to enforcement,  to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization,  insolvency, moratorium and similar laws affecting the rights of creditors  generally).  Except as set forth in Schedule 6(d), to the knowledge of such counsel, (1) immediately prior to the
Closing no subscription,  warrant, option,  convertible security, or other right
(contingent  or other) to purchase or acquire  equity  securities of the Company will be  authorized  or  outstanding  and (2) there will be no commitment by the
Company  to  issue  shares,   subscriptions,   warrants,  options,   convertible
securities,  or other  such  rights or to  distribute  to  holders of any of its equity securities any evidence of indebtedness or asset.  Except as set forth in
Schedule  6(d) or as  provided  for in the  Charter,  to the  knowledge  of such counsel, the Company has no obligation (contingent or other) to purchase, redeem or otherwise  acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

(v) The Securities have been duly authorized. The issuance, sale and delivery of the  Debentures  and Warrants  and the  issuance and delivery of the  Conversion
Shares upon  conversion  of the  Debentures or the exercise of the Warrants have been duly  authorized  by all required  corporate  action;  the  Debentures  and
Warrants  have been validly  issued,  are fully paid and  nonassessable  with no personal  liability  attaching to the ownership thereof and, to the knowledge of such counsel, are free and clear of all liens, charges, restrictions, claims and encumbrances  imposed by or through the Company;  and the Conversion Shares have been duly  reserved  for  issuance  upon  conversion  of the  Debentures  or the exercise of the Warrants and, when so issued, will be validly issued, fully paid and nonassessable with no personal liability  attaching to the ownership thereof and,  to the  knowledge  of such  counsel,  will be free and clear of all liens, charges,  restrictions,  claims  and  encumbrances  imposed  by or  through  the
Company.  Neither the issuance,  sale or delivery of the Debentures and Warrants nor the  issuance  or  delivery  of the  Conversion  Shares  is  subject  to any preemptive right of stockholders of the Company arising under law or the Charter or  by-laws  of the  Company,  each as  amended,  or, to the  knowledge  of such counsel,  to any  contractual  right of first refusal or other right in favor of any person.

(vi) Except as described in Schedule  6(g),  to the  knowledge of such  counsel, there is no (A) action,  suit,  claim,  proceeding or  investigation  pending or threatened  against or affecting the Company or any of its subsidiaries,  at law or  in  equity,  or  before  or  by  any  federal,  state,  municipal  or  other governmental department,  commission,  board, bureau, agency or instrumentality, domestic or foreign,  (B) arbitration  proceeding relating to the Company or any of its  subsidiaries  pending  under  collective  bargaining  agreements  or (C)
governmental  inquiry pending or threatened  against or affecting the Company or any of its subsidiaries  (including,  without limitation,  any inquiry as to the qualification  of the Company or any of its  subsidiaries to hold or receive any license or permit).  To the knowledge of such  counsel,  neither the Company nor any  of its  subsidiaries  is in  default  with  respect  to  any  order,  writ, injunction  or decree  known to such  counsel  of any  court or of any  federal, state, municipal or other governmental  department,  commission,  board, bureau, agency or instrumentality, domestic or foreign.

(vii)  Assuming  the  accuracy  of the  representations  and  warranties  of the
Investors set forth herein,  no  registration  or filing with, and no consent or approval of, or other action by any federal,  state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents,  the issuance, sale and delivery of the Securities, other than filings pursuant to state securities laws
(all of which filings,  other than those which are required to be made after the
Closing, have been made by the Company). In rendering the foregoing opinion with respect to performance by the Company of its obligations  under the Registration
Rights Agreement, such counsel may assume compliance by the Company at such time with the  registration  requirements  of the Securities Act and with  applicable state  securities  laws and may  disclaim  any  opinion  as to the  validity  or enforceability  of the  indemnification  provisions of the  Registration  Rights
Agreement.

(viii)  All of the  Company's  outstanding  capital  stock  has been  issued  in compliance  with the  registration  requirements  of the  Securities Act and all applicable state securities laws.

(ix) The issuance and sale of the Debentures and Warrants do not, and the shares of the Conversion Shares will not, require registration under the Securities Act or qualification under any state securities laws.

(x) Except for taxes and assessments that are being contested in good faith, the
Company has paid all taxes.

(xi) Except as disclosed on Schedule 6(l), the Company has filed all reports and other  documents  required to be filed by it with the  Securities  and  Exchange
Commission pursuant to the reporting requirements of the 1934 Act.

(xii) The security interest granted to Investors in connection with the issuance of the Debentures will be a first priority  security interest in and lien on the
Collateral (as defined in the Debentures).

(b) Representations  and Warranties to be True and Correct.  The representations and warranties contained herein shall be true, complete and correct on and as of the Closing or the Second  Closing,  as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, and the  President  and  Chief  Financial  Officer  of the  Company  shall  have certified to such effect to the Investors in writing.

(c)  Performance.  The  Company  shall  have  performed  and  complied  with all agreements  contained  herein  required to be performed  or complied  with by it prior to or at the  Closing or the Second  Closing,  as the case may be, and the
President and Chief Financial Officer of the Company shall have certified to the
Investors  in writing to such effect and to the  further  effect that all of the conditions set forth in this Section 10 have been satisfied.

(d) All Proceedings to be Satisfactory.  All corporate and other  proceedings to be taken by the Company in connection with the transactions  contemplated hereby and all documents  incident  thereto shall be satisfactory in form and substance to the  Investors and their  counsel,  and the Investors and their counsel shall have  received all such  counter-part  originals or certified or other copies of such documents as they reasonably may request.

(e) Supporting Documents. Bondy & Schloss, LLP, on behalf of the Investors, shall have received copies of the following documents:

(i) (A) the Charter,  certified as of a recent date by the Secretary of State of the State of Colorado,  and (B) a certificate  of said  Secretary  dated as of a recent date as to the due  incorporation  and good standing of the Company,  the payment of all excise  taxes by the Company and  listing  all  documents  of the
Company on file with said Secretary;

(ii) a certificate  of the  Secretary or an Assistant  Secretary of the Company,
dated the date of the Closing Date and the Second  Closing,  as the case may be, and  certifying:  (A) that  attached  thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification;  (B) that attached  thereto is a true and complete copy of the resolutions  adopted by the
Board of Directors or the stockholders of the Company (if necessary) authorizing the  execution,  delivery and  performance  of the  Transaction  Documents,  the issuance,  sale and delivery of  Debentures  and  Warrants and the  reservation, issuance and delivery of the Conversion  Shares,  and that all such  resolutions are in full force and effect and are all the  resolutions  adopted in connection with the transactions  contemplated by the Transaction  Documents;  (C) that the
Charter has not been amended since the date of the last amendment referred to in the  certificate  delivered  pursuant  to  clause  (B)  above;  and  (D)  to the incumbency and specimen  signature of each officer of the Company  executing any of the Transaction Documents, the stock certificates representing the Debentures and Warrants and any certificate or instrument  furnished pursuant hereto, and a certification  by  another  officer  of the  Company  as to the  incumbency  and signature  of the  officer  signing the  certificate  referred to in this clause
(ii); and

(iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as Bondy & Schloss, LLP, as counsel for the Investors, reasonably may request.

(f) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement.

(g)  Security  Agreement;  Financing  Statements.  On the  dates  of each of the
Closing  and the  Second  Closing,  as the case may be, the  Company  shall have executed and delivered the Security Agreement (as defined in the Debentures) and an appropriate number of financing  statements on Form UCC-1 to be filed in each jurisdiction  necessary for the Investors to perfect their security  interest in the Collateral.

(h) Preemptive  Rights.  All  stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Debentures and
Warrants or the  Conversion  Shares  shall have  irrevocably  waived the same in writing.

(i) Fees of Investors'  Counsel.  The Company shall have paid in accordance with
Section 15 the fees and  disbursements  of Bondy & Schloss,  LLP,  Investors'
counsel, invoiced at the Closing.

All such documents  shall be satisfactory in form and substance to the Investors and their counsel.

11.  Notices.  Any notices  required or permitted to be given under the terms of this  Agreement  shall be sent by certified or registered  mail (return  receipt requested)  or  delivered  personally  or by  courier  (including  a  recognized overnight  delivery  service) or by facsimile  and shall be effective  five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery  service)  or by  facsimile,  in each case  addressed  to a party.  The addresses for such communications shall be:

                               If to the Company:

                           Americana Publishing, Inc.
                                303 San Mateo NE
                                   Suite 104A
                              Albuquerque, NM 87108
                          Attention: George Lovato, Jr.
                             Telephone: 505.265.6121
                             Facsimile: 505.265.0632
                        Email: george@americanabooks.com

                                  With copy to:

                             Pollett and Richardson
                         10900 Wilshire Blvd., Suite 500
                              Los Angeles, CA 90024
                        Attention: Eric Richardson, Esq.
                             Telephone: 310.208.1182
                             Facsimile: 310.208.1154
                          Email: erichardson@pollet.com

     If to the  Investors:  To the  address  set  forth  immediately  below  the
     Investors' name on the signature pages hereto.

                                  With copy to:

                              Bondy & Schloss, LLP
                         60 East 42nd Street, 37th Floor
                               New York, NY 10165
                        Attention: Jeffrey A. Rinde, Esq.
                            Telephone: (212) 661-3535
                            Facsimile: (212) 972-1677
                           Email: Jrinde@BSchloss.com

Each party shall provide notice to the other party of any change in address.

12.  Publicity.  The  Company  and the  Investors  shall  have right to review a reasonable period of time before issuance of any press releases, the Commission,
OTCBB or NASD  filings,  or any other  public  statements  with  respect  to the transactions  contemplated hereby; provided,  however, that the Company shall be entitled,  without the prior approval of the Investor, to make any press release or filings with the Commission,  OTCBB (or other  applicable  trading market) or
NASD filings with respect to such  transactions as is required by applicable law and  regulations  (although the  Investors  shall be consulted by the Company in connection  with any  such  press  release  prior to its  release  and  shall be provided with a copy thereof and be given an opportunity to comment thereon).

13. Amendments,  Waivers,  Etc. This Agreement,  the Debentures and the Warrants
may be amended as to all Investors with the unanimous written consent of holders of Debentures.

14. Choice of Law; Consent to  Jurisdiction.  It is the intention of the parties that the laws of the State of New York  should  govern  the  enforceability  and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties pursuant to the relationships among them contemplated herein,  whether or not such rights and duties arise directly under this Agreement. The Company and the Investors hereby consent to the jurisdiction of the  courts  of the State of New York,  County  of New York,  and the  United
States District Court situated therein, in connection with any action concerning the transactions contemplated in the Agreement.

15. Legal Fees. The Company agrees to pay to Bondy & Schloss, LLP, counsel to the  Investors,  their  fees and  out-of-pocket  expenses  with  respect  to the transactions  contemplated  herein,  of which  $20,000  shall be  payable at the
Closing and thereafter, any remaining amounts shall be payable on demand.

16. Parties in Interest.  The terms and  provisions of this  Agreement  shall be binding upon and inure to the benefit of, and be enforceable  by, the respective successors and assigns of the parties  hereto.  This Agreement  shall not run to the  benefit  of or be  enforceable  by any  person  other  than a party to this
Agreement and its successors and assigns.

17. Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience and reference only and do not constitute a part of this Agreement.

18.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate  counterparts,  with the same effect as if all parties had signed the same document.  All such counterparts  shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date first above written.

                                    COMPANY:

                           AMERICANA PUBLISHING, INC.

                                      By:  ________________________________

                                     Title:________________________________

                                    INVESTOR:

                                     _______________________________________
                                     Name and Title

                                   Schedule 2

                              Schedule of Investors

---------------------------------------- -------------------------------------- ----------------------------------------
Name of Investor                         First Tranche                          Second Tranche
                                         Purchase Price                         Purchase Price
---------------------------------------- -------------------------------------- ----------------------------------------
---------------------------------------- -------------------------------------- ----------------------------------------
Gulf Coast Advisors, Ltd.                $25,000                                $25,000
---------------------------------------- -------------------------------------- ----------------------------------------
---------------------------------------- -------------------------------------- ----------------------------------------
BG Holdings, LLC                         $75,000                                $75,000
---------------------------------------- -------------------------------------- ----------------------------------------
---------------------------------------- -------------------------------------- ----------------------------------------

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---------------------------------------- -------------------------------------- ----------------------------------------

---------------------------------------- -------------------------------------- ----------------------------------------
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---------------------------------------- -------------------------------------- ----------------------------------------
---------------------------------------- -------------------------------------- ----------------------------------------
                                         Total:  $100,000                         $100,000
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                                   Schedule 6

                  Exceptions to Representations and Warranties

                                  Schedule 7(f)

                    Exceptions to Capital Raising Limitations

                                List of Exhibits

Exhibit A - Form of Debenture

Exhibit B - Form of Class A Warrant

Exhibit C - Form of Class B Warrant

Exhibit D - Form of Registration Rights Agreement

                                    EXHIBIT A

                    12% SENIOR SECURED CONVERTIBLE DEBENTURE

                                    exhibit B

                             Form of Class A Warrant

                                    exhibit C

                             Form of Class B Warrant

                                    exhibit D

                          registration rights agreement